                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-3694
                                                      --------

                    Oppenheimer Gold & Special Minerals Fund
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------
                        Date of fiscal year end: June 30
                                                 -------

                       Date of reporting period: 9/30/2011
                                                 ---------

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)


                                                                                     Shares             Value
                                                                               ------------------  ---------------
WHOLLY-OWNED SUBSIDIARY--0.6%
Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.(1,2)
(Cost $21,916,178)                                                                          4,056  $    20,878,770
COMMON STOCKS--100.0%
ENERGY--0.3%
OIL, GAS & CONSUMABLE FUELS--0.3%
Uranium Energy Corp.(1,2,3)                                                             5,229,508       14,328,852
INDUSTRIALS--0.1%
COMMERCIAL SERVICES & SUPPLIES--0.1%
Alexco Resource Corp.(2)                                                                  400,000        2,712,000
MATERIALS--99.6%
METALS & MINING--99.6%
Agnico-Eagle Mines Ltd.(4)                                                                 55,870        3,340,257
Agnico-Eagle Mines Ltd.(3,4)                                                            3,157,838      187,954,518
Alacer Gold Corp.(2)                                                                    3,920,300       38,271,466
Alacer Gold Corp., Legend Shares(2)                                                     3,000,000       29,287,146
Alamos Gold, Inc.(3)                                                                    5,047,350       75,861,974
Allied Nevada Gold Corp.(2,3,4)                                                         2,405,200       86,737,769
Allied Nevada Gold Corp.(2,3,4)                                                           960,000       34,377,600
Andina Minerals, Inc.(2)                                                                  352,365          285,820
AngloGold Ashanti Ltd., Sponsored ADR                                                     550,000       22,748,000
Augusta Resource Corp.(2)                                                                 300,000          921,000
Aura Minerals, Inc.(2)                                                                  3,000,000        3,349,556
AuRico Gold, Inc.(2,4)                                                                    446,815        4,217,006
AuRico Gold, Inc.(2,3,4)                                                                5,009,100       47,085,540
Aurizon Mines Ltd.(2)                                                                   4,792,757       24,469,176
Aurizon Mines Ltd., Legend Shares(2,5)                                                    300,000        1,531,635
Avion Gold Corp.(2)                                                                     5,899,968       11,316,858
B2Gold Corp.(2)                                                                         8,911,108       33,164,731
Banro Corp.(2,3,4)                                                                      2,727,268       10,745,436
Banro Corp.(2,4)                                                                        4,138,800       16,272,408
Barrick Gold Corp.(3)                                                                   4,637,015      216,316,750
Bayfield Ventures Corp.(2)                                                                600,000          263,384
Bear Creek Mining Corp.(2)                                                              4,204,833       15,890,007
Bear Creek Mining Corp., Legend Shares(2)                                                 389,312        1,471,205
Brigus Gold Corp.(2)                                                                    4,012,200        4,900,865
Canaco Resources, Inc.(2)                                                               5,199,500        9,477,092
Canaco Resources, Inc., Legend Shares(2)                                                4,209,221        7,672,118
Centamin Egypt Ltd.(2)                                                                 10,500,000       15,931,864
Centerra Gold, Inc.(3)                                                                  3,497,151       65,110,617
CGA Mining Ltd.(2)                                                                      4,109,418        9,176,485
Chesapeake Gold Corp.(2)                                                                1,011,200       14,957,152
China Gold International Resources Corp. Ltd.(2,4)                                      5,293,961       14,499,158
China Gold International Resources Corp. Ltd.(2,4)                                        760,100        2,067,783

1   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                                                                     Shares             Value
                                                                               ------------------  ---------------
METALS & MINING CONTINUED
Claude Resources, Inc.(2)                                                               4,841,335  $     8,778,067
Coeur d'Alene Mines Corp.(2,3)                                                          1,730,700       37,106,208
Colossus Minerals, Inc.(2)                                                              4,991,767       26,628,474
Continental Gold Ltd.(2)                                                                2,664,465       16,883,336
Copper Mountain Mining Corp.(2)                                                         2,300,000        9,086,745
Detour Gold Corp.(2,3)                                                                  3,594,800       93,652,104
Detour Gold Corp., Legend Shares(2,5)                                                     333,495        8,688,246
Duluth Metals Ltd.(1,2)                                                                 7,804,800       17,204,970
Dundee Precious Metals, Inc.(2)                                                         1,650,000       12,864,300
East Asia Minerals Corp.(1,2)                                                           3,794,000        2,507,248
Eldorado Gold Corp.(3,4)                                                                7,065,400      121,700,992
Eldorado Gold Corp.(3,4)                                                                2,916,278       49,985,005
Eldorado Gold Corp., CDI                                                                1,760,000       30,106,279
European Goldfields Ltd.(2,3)                                                           4,197,114       33,283,727
Exploration Orbite VSPA, Inc.(2)                                                        3,101,563        4,321,292
Extorre Gold Mines Ltd.(1,2,3)                                                          3,646,400       21,330,692
Extorre Gold Mines Ltd., Legend Shares(1,2)                                             4,942,922       28,915,080
First Majestic Silver Corp.(2)                                                          2,200,000       33,569,997
Franco-Nevada Corp.(3)                                                                    881,823       31,901,813
Freeport-McMoRan Copper & Gold, Inc., Cl. B3                                            1,250,000       38,062,500
Gabriel Resources Ltd.(2)                                                                 200,000        1,108,884
Gold Canyon Resources, Inc.(2)                                                          2,006,765        4,117,325
Gold Fields Ltd., Sponsored ADR                                                            50,000          766,000
Gold Resource Corp.(3)                                                                  1,330,000       22,144,500
Goldcorp, Inc.(4)                                                                       1,999,704       91,731,817
Goldcorp, Inc.(3,4)                                                                     3,928,561      179,299,524
Great Basin Gold Ltd.(2)                                                               12,185,301       20,593,159
Guyana Goldfields, Inc.(2)                                                              1,156,500        8,674,578
Guyana Goldfields, Inc., Legend Shares(2,5)                                               850,000        6,375,608
High River Gold Mines Ltd.(2)                                                           6,908,197        8,701,995
IAMGOLD Corp.(3)                                                                        6,219,845      123,028,534
International Minerals Corp.(2)                                                         2,098,230       14,717,044
International Tower Hill Mines Ltd.(2)                                                  1,986,654       10,104,844
International Tower Hill Mines Ltd., Legend Shares(2)                                     641,302        3,261,895
Intrepid Mines Ltd.(2)                                                                  2,131,912        1,932,738
Ivanhoe Mines Ltd.(2,3)                                                                 3,279,447       44,928,424
Kinross Gold Corp.(3,4)                                                                 6,608,890       97,679,394
Kinross Gold Corp.(3,4)                                                                10,827,771      160,882,140
Kirkland Lake Gold, Inc.(2)                                                             2,260,300       36,647,101
Lake Shore Gold Corp.(1,2)                                                             19,003,718       28,834,728
Lake Shore Gold Corp., Legend Shares(1,2,5)                                             2,906,171        4,409,592
Lydian International Ltd.(1,2)                                                          4,807,937       10,002,197

2   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                                                                     Shares             Value
                                                                               ------------------  ---------------
METALS & MINING CONTINUED
Lydian International Ltd., Legend Shares(1,2)                                           1,313,454  $     2,732,446
MAG Silver Corp.(2)                                                                     1,522,100       11,910,698
MAG Silver Corp., Legend Shares(2,5)                                                      875,000        6,847,027
Medusa Mining Ltd.                                                                      2,100,000       13,726,706
Minefinders Corp. Ltd.(2)                                                               3,056,989       42,553,287
Minera Andes, Inc.(2)                                                                   6,570,000       11,661,609
New Gold, Inc.(2,3)                                                                    10,843,570      111,964,336
Newcrest Mining Ltd.                                                                    2,339,013       77,138,674
Newmont Mining Corp.(3)                                                                 2,718,728      171,007,991
NGEx Resources, Inc.(2)                                                                   600,000        1,534,498
Northern Dynasty Minerals Ltd.(2,3)                                                       366,244        1,963,068
Osisko Mining Corp.(2,3)                                                                4,695,653       59,463,036
Pan American Silver Corp.(3)                                                            1,322,441       35,401,746
Paramount Gold & Silver Corp.(2)                                                        4,310,000       10,171,600
Perseus Mining Ltd.(2)                                                                  4,040,000       11,810,567
Perseus Mining Ltd., Legend Shares(2,5)                                                 1,200,000        3,508,089
Petra Diamonds Ltd.(2)                                                                  2,313,806        4,015,762
Petropavlovsk plc                                                                         195,960        1,807,618
Premier Gold Mines Ltd.(1,2)                                                            7,158,900       37,710,782
Premier Gold Mines Ltd., Legend Shares(1,2,5)                                             500,000        2,633,839
Pretium Resources, Inc.(2)                                                                222,954        2,123,371
Queenston Mining, Inc.(2)                                                               1,541,423        7,060,626
Rainy River Resources Ltd.(1,2)                                                         3,539,800       21,956,962
Rainy River Resources Ltd., Legend Shares(1,2)                                          1,786,514       11,081,535
Randgold Resources Ltd., ADR(3)                                                           641,114       62,008,546
Real Gold Mining Ltd.                                                                  10,400,000        6,996,923
Rio Alto Mining Ltd.(2)                                                                 3,500,000        8,617,234
Romarco Minerals, Inc.(1,2)                                                            29,927,000       33,985,237
Romarco Minerals, Inc., Legend Shares(1,2,5)                                            4,200,000        4,769,539
Royal Gold, Inc.(3)                                                                       583,050       37,350,183
Rubicon Minerals Corp.(1,2,3)                                                          14,371,727       49,438,741
Rubicon Minerals Corp., Legend Shares(1,2)                                              1,099,000        3,827,989
Sabina Gold & Silver Corp.(2)                                                           1,351,942        3,793,024
San Gold Corp.(1,2)                                                                    19,989,712       41,585,621
San Gold Corp., Legend Shares(1,2)                                                      2,000,000        4,160,702
SEMAFO, Inc.(2,3)                                                                      10,989,748       90,716,023
Silver Lake Resources Ltd.(2)                                                           4,543,399       11,135,003
Silver Standard Resources, Inc.(2,3)                                                    1,464,309       26,870,070
Silver Wheaton Corp.(3)                                                                 4,789,200      141,041,940
Silvercorp Metals, Inc.                                                                 1,000,000        7,911,060
Stillwater Mining Co.(2)                                                                  749,940        6,374,490
Tahoe Resources, Inc.(2)                                                                2,284,069       32,912,913
Tahoe Resources, Inc., Legend Shares(2,5)                                                 320,000        4,611,127

3   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                                                                     Shares             Value
                                                                               ------------------  ---------------
METALS & MINING CONTINUED
Timmins Gold Corp.(2)                                                                  5,781,224   $    15,944,019
Trelawney Mining & Exploration, Inc.(2)                                                4,390,000        13,154,499
US Gold Corp.(2)                                                                       5,626,290        22,561,423
Victoria Gold Corp., Legend Shares(2)                                                  2,900,000         1,106,976
Yamana Gold, Inc.(3)                                                                   4,851,400        66,574,227
Zhaojin Mining Industry Co. Ltd.                                                      22,694,000        37,611,763
                                                                                                   ---------------
                                                                                                     3,913,036,617
                                                                                                   ---------------
Total Common Stocks (Cost $3,084,160,037)                                                            3,930,077,469

                                                                                     Units

RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Kinross Gold Corp. Wts., Strike Price 21.939CAD, Exp. 9/17/14(2,3)                        483,450        1,125,697
Silver Range Resources Ltd. Wts., Strike Price $0.85, Exp. 2/10/13(2)                      83,328           27,036
                                                                                                   ---------------
Total Rights, Warrants and Certificates (Cost $83,764)                                                   1,152,733

Total Investments, at Value (Cost $3,106,159,979)                                           100.6%   3,952,108,972
Liabilities in Excess of Other Assets                                                        (0.6)     (23,213,930)
                                                                               ------------------  ---------------
Net Assets                                                                                  100.0% $ 3,928,895,042
                                                                               ==================  ===============

Footnotes to Statement of Investments

Strike Price is reported in U.S. Dollars, except for those denoted in the following currency:

CAD     Canadian Dollar

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                SHARES             GROSS           GROSS               SHARES
                                            JUNE 30, 2011       ADDITIONS       REDUCTIONS       SEPTEMBER 30, 2011
                                          -----------------  ---------------  ----------------  --------------------
Duluth Metals Ltd.                                7,704,800          100,000                 -             7,804,800
East Asia Minerals Corp.(a)                       5,679,700                -         1,885,700             3,794,000
Extorre Gold Mines Ltd.                           3,646,400                -                 -             3,646,400
Extorre Gold Mines Ltd., Legend Shares            4,942,922                -                 -             4,942,922
Golden Minerals Co.                                 454,000                -           454,000                     -
Golden Minerals Co.                                 335,952                -           335,952                     -
Lake Shore Gold Corp.                            16,803,718        2,200,000                 -            19,003,718
Lake Shore Gold Corp., Legend Shares              2,906,171                -                 -             2,906,171
Lydian International Ltd.                         4,757,937           50,000                 -             4,807,937
Lydian International Ltd., Legend Shares          1,313,454                -                 -             1,313,454
Oppenheimer Gold & Special
Minerals Fund (Cayman) Ltd.b                          4,056                -                 -                 4,056
Oppenheimer Institutional Money
Market Fund, Cl. E                               22,339,401      249,865,168       272,204,569                     -
Premier Gold Mines Ltd.                           7,058,900          100,000                 -             7,158,900
Premier Gold Mines Ltd., Legend Shares              835,000                -           335,000               500,000

4   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

Rainy River Resources Ltd.                        3,489,800           50,000                 -             3,539,800
Rainy River Resources Ltd., Legend Shares         1,786,514                -                 -             1,786,514
Romarco Minerals, Inc.                           29,927,000                -                 -            29,927,000
Romarco Minerals, Inc., Legend Shares             4,200,000                -                 -             4,200,000
Rubicon Minerals Corp.                           14,371,727                -                 -            14,371,727
Rubicon Minerals Corp., Legend Shares             1,099,000                -                 -             1,099,000
San Gold Corp.                                   19,989,712                -                 -            19,989,712
San Gold Corp., Legend Shares                     2,000,000                -                 -             2,000,000
Uranium Energy Corp.                              5,229,508                -                 -             5,229,508

                                                                                                      REALIZED
                                                                  VALUE            INCOME            GAIN (LOSS)
                                                             ---------------  ----------------  --------------------

Duluth Metals Ltd.                                           $    17,204,970         $       -   $                 -
East Asia Minerals Corp.(a)                                                -(c)              -            (8,334,687)
Extorre Gold Mines Ltd.                                           21,330,692                 -                     -
Extorre Gold Mines Ltd., Legend Shares                            28,915,080                 -                     -
Golden Minerals Co.                                                        -                 -           (5,137,088)
Golden Minerals Co.                                                        -                 -           (3,363,424)
Lake Shore Gold Corp.                                             28,834,728                 -                     -
Lake Shore Gold Corp., Legend Shares                               4,409,592                 -                     -
Lydian International Ltd.                                         10,002,197                 -                     -
Lydian International Ltd., Legend Shares                           2,732,446                 -                     -
Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.(b)         20,878,770                 -                     -
Oppenheimer Institutional Money Market Fund, Cl. E                         -             8,429                     -
Premier Gold Mines Ltd.                                           37,710,782                 -                     -
Premier Gold Mines Ltd., Legend Shares                             2,633,839                 -             1,029,205
Rainy River Resources Ltd.                                        21,956,962                 -                     -
Rainy River Resources Ltd., Legend Shares                         11,081,535                 -                     -
Romarco Minerals, Inc.                                            33,985,237                 -                     -
Romarco Minerals, Inc., Legend Shares                              4,769,539                 -                     -
Rubicon Minerals Corp.                                            49,438,741                 -                     -
Rubicon Minerals Corp., Legend Shares                              3,827,989                 -                     -
San Gold Corp.                                                    41,585,621                 -                     -
San Gold Corp., Legend Shares                                      4,160,702                 -                     -
Uranium Energy Corp.                                              14,328,852                 -                     -
                                                             ---------------  ----------------  --------------------
                                                             $   359,788,274  $          8,429  $        (15,805,994)
                                                             ===============  ================  ====================

a.   No longer an affiliate as of September 30, 2011.

b. Investment in a wholly-owned subsidiary. See accompanying Notes and individual financial statements of the entity included herein beginning on page 15.

c. The security is no longer an affiliate, therefore, the value has been excluded from this table.

2.   Non-income producing security.

3. All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See accompanying Notes.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $43,374,702 or 1.10% of the Fund's net assets as of September 30, 2011.

5   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of September 30, 2011 based on valuation input level:


                                                                                  LEVEL 3--
                                              LEVEL 1--          LEVEL 2--       SIGNIFICANT
                                             UNADJUSTED      OTHER SIGNIFICANT   UNOBSERVABLE
                                            QUOTED PRICES    OBSERVABLE INPUTS      INPUTS             VALUE
                                          -----------------  -----------------  --------------  -----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Wholly-Owned Subsidiary                   $              --  $      20,878,770  $           --  $      20,878,770
Common Stocks
  Energy                                         14,328,852                 --              --         14,328,852
  Industrials                                     2,712,000                 --              --          2,712,000
  Materials                                   3,648,964,768        239,869,956      24,201,893      3,913,036,617
Rights, Warrants and Certificates                 1,125,697             27,036              --          1,152,733
                                          -----------------  -----------------  --------------  -----------------
Total Investments, at Value                   3,667,131,317        260,775,762      24,201,893      3,952,108,972
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                      --            291,036              --            291,036
                                          -----------------  -----------------  --------------  -----------------
Total Assets                              $   3,667,131,317  $     261,066,798  $   24,201,893  $   3,952,400,008
                                          -----------------  -----------------  --------------  -----------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Appreciated options written, at value     $      (3,131,070) $              --  $           --  $      (3,131,070)
Depreciated options written, at
value                                           (27,967,024)                --              --        (27,967,024)
Foreign currency exchange contracts                      --            (87,940)             --            (87,940)
                                          -----------------  -----------------  --------------  -----------------
Total Liabilities                         $     (31,098,094) $         (87,940) $           --  $     (31,186,034)
                                          -----------------  -----------------  --------------  -----------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

6   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:


Geographic Holdings                             Value            Percent
----------------------------------------  -----------------  -----------------
Canada                                    $   2,912,065,524               73.7%
United States                                   726,400,908               18.4
Australia                                       144,360,126                3.7
Jersey, Channel Islands                          74,743,189                1.9
South Africa                                     44,107,159                1.1
China                                            37,611,763                0.9
Mongolia                                          6,996,923                0.2
Bermuda                                           4,015,762                0.1
United Kingdom                                    1,807,618                 --
                                          -----------------  -----------------
Total                                      $  3,952,108,972              100.0%
                                          =================  =================

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF SEPTEMBER 30, 2011 ARE AS FOLLOWS:

                                               CONTRACT AMOUNT          EXPIRATION                   UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION    BUY/SELL      (000'S)                 DATE           VALUE     APPRECIATION   DEPRECIATION
                                     --------  ---------------  ---  ---------------  ------------  -------------  ------------
BANK OF NEW YORK (THE)
South African Rand (ZAR)                 Sell           31,249  ZAR          10/4/11  $  3,867,694  $      83,023  $          -
BROWN BROTHERS HARRIMAN:
Canadian Dollar (CAD)                     Buy            3,575  CAD          10/3/11     3,410,854              -        54,046
Canadian Dollar (CAD)                    Sell            3,448  CAD          10/3/11     3,290,450         52,140             -
                                                                                                    -------------  ------------
                                                                                                           52,140        54,046
                                                                                                    -------------  ------------
DEUTSCHE BANK CAPITAL CORP.
Canadian Dollar (CAD)                    Sell            5,170  CAD          10/3/11     4,933,301         78,181             -
JP MORGAN CHASE:
British Pound Sterling (GBP)             Sell            4,518  GBP  10/3/11-10/4/11     7,045,351          2,332             -
Canadian Dollar (CAD)                     Buy            3,082  CAD          10/4/11     2,940,459              -        33,894
                                                                                                    -------------  ------------
                                                                                                            2,332        33,894
STATE STREET                                                                                        -------------  ------------
South African Rand (ZAR)                 Sell           20,465  ZAR          10/4/11     2,533,044         75,360             -
Total unrealized appreciation                                                                       -------------  ------------
and depreciation                                                                                    $    291,036   $     87,940
                                                                                                    =============  ============


WRITTEN OPTIONS AS OF SEPTEMBER 30, 2011 ARE AS FOLLOWS:

                                                                                                                   UNREALIZED
                                         NUMBER OF   EXERCISE         EXPIRATION    PREMIUMS                      APPRECIATION/
DESCRIPTION                       TYPE   CONTRACTS     PRICE             DATE       RECEIVED      VALUE          (DEPRECIATION)
-------------------------------  ------  ---------  ----------  ----  ----------  ------------  --------------  ----------------
Agnico-Eagle Mines Ltd.            Call      2,000  $   85.000           1/23/12  $    236,330  $     (114,000) $        122,330
Agnico-Eagle Mines Ltd.            Call      1,000      80.000           1/23/12       145,205        (103,000)           42,205
Agnico-Eagle Mines Ltd.            Call      2,000      80.000          11/21/11       221,891         (62,000)          159,891
Alacer Gold Corp.                   Put      5,000      10.000   CAD    10/24/11       555,354        (167,001)          388,353
Allied Nevada Gold Corp.           Call      4,000      46.000   CAD    10/24/11       536,279         (53,440)          482,839
Allied Nevada Gold Corp.           Call      5,000      50.000          12/19/11       492,599        (100,000)          392,599
Allied Nevada Gold Corp.            Put      2,000      30.000          12/19/11       234,546        (300,000)          (65,454)
Allied Nevada Gold Corp.            Put      2,000      35.000          12/19/11       233,950        (660,000)         (426,050)
Allied Nevada Gold Corp.            Put      2,000      30.000   CAD    10/24/11       248,047         (38,172)          209,875

7   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

Barrick Gold Corp.                 Call      2,000      57.500           1/23/12       263,730        (270,000)          (6,270)
Barrick Gold Corp.                 Call      2,000      60.000           1/23/12       210,131        (198,000)           12,131
Barrick Gold Corp.                 Call      2,000      60.000          10/24/11       288,425          (2,000)          286,425
Barrick Gold Corp.                  Put      2,000      41.000           1/23/12       296,109        (454,000)         (157,891)
Barrick Gold Corp.                  Put      2,000      46.000          10/24/11       203,411        (366,000)         (162,589)
Centerra Gold, Inc.                 Put      1,610      16.700   CAD     1/23/12       210,616        (184,369)           26,247
Coeur d'Alene Mines Corp.          Call      3,000      37.000          12/19/11       367,185         (30,000)          337,185
Coeur d'Alene Mines Corp.          Call      2,000      31.000          12/19/11       227,471         (80,000)          147,471
Coeur d'Alene Mines Corp.           Put      2,000      21.000           1/23/12       188,651        (560,000)         (371,349)
Coeur d'Alene Mines Corp.           Put      2,000      20.000          12/19/11       231,046        (380,000)         (148,954)
Coeur d'Alene Mines Corp.           Put      2,000      22.000          12/19/11       198,951        (580,000)         (381,049)
Coeur d'Alene Mines Corp.           Put      2,000      23.000          12/19/11       237,050        (700,000)         (462,950)
European Goldfields Ltd.           Call      3,000      17.000   CAD    10/24/11       262,527               -           262,527
First Majestic Silver Corp.         Put      1,000      15.000           1/23/12       121,975        (255,000)         (133,025)
First Quantum Minerals Ltd.         Put      2,000      18.000   CAD     1/23/12       275,649        (935,204)         (659,555)
Franco-Nevada Corp.                Call      2,000      38.000   CAD    10/24/11       271,755        (248,115)           23,640
Franco-Nevada Corp.                Call      2,000      40.000   CAD    10/24/11       214,568        (104,972)          109,596
Franco-Nevada Corp.                 Put      2,000      38.000   CAD    11/21/11       153,855        (400,802)         (246,947)
Freeport-McMoRan Copper &
Gold, Inc., Cl. B                   Put      2,000      34.500          11/21/11       245,070      (1,150,000)         (904,930)
Globe Specialty Metals, Inc.        Put      2,000      17.500          12/19/11       203,951        (780,000)         (576,049)
Goldcorp, Inc.                     Call      2,000      62.500           1/23/12       212,491        (158,000)           54,491
Goldcorp, Inc.                     Call      2,000      62.500          10/24/11       205,691          (6,000)          199,691
Goldcorp, Inc.                     Call      2,000      60.000          10/24/11       221,067         (10,000)          211,067
Goldcorp, Inc.                      Put      1,000      43.000          10/24/11       102,975        (128,000)          (25,025)
Harmony Gold Mining Co.
Ltd., Sponsored ADR                 Put      2,000      14.000          11/21/11       235,866        (450,000)         (214,134)
IAMGOLD Corp.                      Call      2,000      26.000           1/23/12       264,230        (110,000)          154,230
IAMGOLD Corp.                      Call      3,000      23.000          12/19/11       283,877        (240,000)           43,877
IAMGOLD Corp.                       Put      3,000      16.000          12/19/11       293,501        (195,000)           98,501
IAMGOLD Corp.                       Put      3,000      20.000          12/19/11       305,926        (615,000)         (309,074)
IAMGOLD Corp.                       Put      2,000      19.000          12/19/11       203,951        (300,000)          (96,049)
Inmet Mining Corp.                  Put      1,000      60.000   CAD    10/24/11       186,581      (1,479,149)        (1,292,568)
Ivanhoe Mines Ltd.                  Put      2,000      16.000          10/24/11       238,950        (470,000)         (231,050)
Kinross Gold Corp.                  Put      2,000      14.000          11/21/11       194,807        (186,000)            8,807
Market Vectors Gold Miners Fund     Put      2,000      54.000          12/19/11       521,001        (740,000)         (218,999)
Molycorp, Inc.                      Put      2,000      25.000          11/21/11       302,889        (336,000)          (33,111)
New Gold, Inc.                      Put      6,000      13.000   CAD     1/23/12       567,282      (1,505,869)         (938,587)
New Gold, Inc.                      Put      2,000      10.000          11/21/11       263,966        (170,000)           93,966
Newmont Mining Corp.               Call      2,000      80.000          12/19/11       287,189        (170,000)          117,189
NovaGold Resources, Inc.            Put      2,000       9.000           1/23/12       203,951        (580,000)         (376,049)
Osisko Mining Corp.                Call      3,000      16.000   CAD     1/23/12       349,964        (128,829)          221,135
Randgold Resources Ltd., ADR       Call      2,000     145.000           1/23/12       276,570        (100,000)          176,570
Randgold Resources Ltd., ADR       Call      2,000     100.000          12/19/11       377,148      (1,460,000)       (1,082,852)
Randgold Resources Ltd., ADR       Call      2,000     110.000          12/19/11       299,249        (760,000)         (460,751)
Randgold Resources Ltd., ADR        Put      2,000      87.500           1/23/12       347,248      (1,160,000)         (812,752)
Randgold Resources Ltd., ADR        Put      2,000      90.000          12/19/11       313,949      (1,180,000)         (866,051)
Rare Element Resources Ltd.         Put      1,000      10.000          10/24/11       131,975        (500,000)         (368,025)
Royal Gold, Inc.                   Call      3,000      60.000          10/24/11       450,948      (1,830,000)       (1,379,052)

8   |                 Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

Royal Gold, Inc.                   Call      2,000      65.000          10/24/11       384,368        (658,000)         (273,632)
Royal Gold, Inc.                    Put      2,000      50.000           1/23/12       243,950        (400,000)         (156,050)
Royal Gold, Inc.                    Put      2,000      60.000           1/23/12       195,771      (1,034,000)         (838,229)
Royal Gold, Inc.                    Put      2,000      50.000          10/24/11       309,865         (50,000)          259,865
Royal Gold, Inc.                    Put      2,000      65.000          11/21/11       256,610      (1,060,000)         (803,390)
Seabridge Gold, Inc.                Put      2,000      24.000          11/21/11       199,191        (580,000)         (380,809)
SEMAFO, Inc.                        Put      2,000       8.000   CAD    10/24/11       193,240         (38,172)          155,068
Silver Standard Resources, Inc.    Call      2,000      34.000          12/19/11       224,691               -           224,691
Silver Wheaton Corp.               Call      2,000      45.000          12/19/11       309,829         (68,000)          241,829
Silver Wheaton Corp.               Call      2,000      55.000          12/19/11       562,220         (16,000)          546,220
Silver Wheaton Corp.                Put      2,000      29.000           1/23/12       301,949        (820,000)         (518,051)
Silver Wheaton Corp.                Put      2,000      30.000          12/19/11       335,948        (810,000)         (474,052)
Teck Resources Ltd., Cl. B          Put      2,000      35.000          11/21/11       358,028      (1,320,000)         (961,972)
                                                                                  ------------  --------------  ----------------
                                                                                  $ 19,095,229  $  (31,098,094) $    (12,002,865)
                                                                                  ============  ==============  ================

Exercise price is reported in U.S. Dollars (USD), except for those denotedin the following currency:

CAD                 Canadian Dollar

NOTES TO STATEMENT OF INVESTMENTS

INVESTMENT IN OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD. The Fund may invest up to 25% of its total assets in Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in shares of exchange-traded funds that invest in gold bullion ("Gold ETFs"), commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for the Subsidiary's derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and guidelines, and follow the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund's Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund's investment in the Subsidiary is recorded in the Fund's Statement of Assets and Liabilities in the annual and semiannual report s and the Fund's Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary's net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund's investment company taxable income. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market

9   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

10   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

CONCENTRATION RISK. Concentration risk is the risk that the Fund's investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the mining and metals industry.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

11   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $291,036, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

12   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

During the period ended September 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $6,863,049 and $7,210,368, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2011, the Fund had an ending monthly average market value of $10,766,785 and $11,967,884 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended September 30, 2011 was as follows:

                                                       CALL OPTIONS                     PUT OPTIONS
                                               -----------------------------  ----------------------------
                                                  NUMBER OF      AMOUNT OF      NUMBER OF      AMOUNT OF
                                                  CONTRACTS       PREMIUMS      CONTRACTS       PREMIUMS
                                               --------------  -------------  -------------  -------------
Options outstanding as of June 30, 2011                72,000  $   9,166,073         94,500  $  11,825,430
Options written                                        63,000      7,878,095         59,000      7,194,044
Options closed or expired                             (54,000)    (6,496,512)       (57,390)    (7,160,395)
Options exercised                                     (16,000)    (2,100,028)        (9,500)    (1,211,478)
                                               --------------  -------------  -------------  -------------
Options outstanding as of September 30, 2011           65,000   $  8,447,628         86,610  $  10,647,601
                                               ==============  =============  =============  =============

13   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                 $   3,111,641,449
Federal tax cost of other investments                (19,095,229)
                                               -----------------
Total federal tax cost                         $   3,092,546,220
                                               =================

Gross unrealized appreciation                  $   1,127,364,922
Gross unrealized depreciation                       (298,900,264)
                                               -----------------
Net unrealized appreciation                    $     828,464,658
                                               =================

14   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

Oppenheimer Gold & Special Minerals Fund  (Cayman) Ltd. (Wholly-Owned Subsidiary)      Shares         Value
----------------------------------------------------------------------------------  ------------  -------------
INVESTMENT COMPANIES--99.2%
iShares Gold Trust(1)                                                                    210,000  $   3,324,300
SPDR Gold Trust(1)                                                                       110,000     17,388,800
                                                                                                  -------------
Total Investments, at Value (Cost $21,315,772)                                              99.2%    20,713,100
Other Assets Net of Liabilities                                                              0.8        165,670
                                                                                    ------------  -------------
Net Assets                                                                                 100.0% $  20,878,770
                                                                                    ============  =============

Footnotes to Statement of Investments

1.   Non-income producing security.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of September 30, 2011 based on valuation input level:

                                                                                     LEVEL 3--
                                           LEVEL 1--           LEVEL 2--            SIGNIFICANT
                                          UNADJUSTED       OTHER SIGNIFICANT       UNOBSERVABLE
                                        QUOTED PRICES      OBSERVABLE INPUTS          INPUTS             VALUE
                                      -----------------  ---------------------  ------------------  ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies                  $      20,713,100  $                  --  $               --  $    20,713,100
                                      -----------------  ---------------------  ------------------  ---------------
Total Assets                          $      20,713,100  $                  --  $               --  $    20,713,100
                                      -----------------  ---------------------  ------------------  ---------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated options written, at
value                                 $        (618,000) $                  --  $               --  $      (618,000)
                                      -----------------  ---------------------  ------------------  ---------------
Total Liabilities                     $        (618,000) $                  --  $               --  $      (618,000)
                                      -----------------  ---------------------  ------------------  ---------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

15   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

WRITTEN OPTIONS AS OF SEPTEMBER 30, 2011 ARE AS FOLLOWS:

                               NUMBER OF        EXERCISE       EXPIRATION      PREMIUMS                    UNREALIZED
DESCRIPTION          TYPE      CONTRACTS          PRICE           DATE         RECEIVED       VALUE       DEPRECIATION
------------------  ------  ---------------  --------------  --------------  ------------  -----------  ----------------
SPDR Gold Trust        Put            1,000  $       160.00      10/24/11    $    235,633  $  (618,000) $        382,367

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use

16   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

17   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended September 30, 2011, the Fund had an ending monthly average market value of $154,500 on written put options.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

18   |                  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

Written option activity for the period ended September 30, 2011 was as follows:

                                                         PUT OPTIONS
                                                ------------------------------
                                                  NUMBER OF       AMOUNT OF
                                                  CONTRACTS       PREMIUMS
                                                -------------  ---------------
Options outstanding as of June 30, 2011                     -  $             -
Options written                                         1,000          235,633
                                                -------------  ---------------
Options outstanding as of September 30, 2011            1,000  $       235,633
                                                =============  ===============

19   |                  Oppenheimer Gold & Special Minerals Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Gold & Special Minerals Fund

By:     /s/ William F. Glavin, Jr.
        -----------------------------------
        William F. Glavin, Jr.
        Principal Executive Officer
Date:   11/9/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ William F. Glavin, Jr.
        -----------------------------------
        William F. Glavin, Jr.
        Principal Executive Officer
Date:   11/9/2011

By:     /s/ Brian W. Wixted
        -----------------------------------
        Brian W. Wixted
        Principal Financial Officer
Date:   11/9/2011